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                                                                    EXHIBIT 23.3
                                                                    ------------



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Susquehanna Bancshares, Inc.
Lititz, Pennsylvania:



We consent to the use of our report dated May 5, 1995 on the financial statements of Atlanfed Bancorp, Inc. incorporated herein by reference to the Susquehanna Bancshares, Inc. Form 8-K/A-1 dated May 26, 1995 and to the reference to our firm under the heading "Experts" in the prospectus.



                                           KPMG PEAT MARWICK LLP



Baltimore, Maryland
January 8, 1996